EX 32.1

PRESIDENT’S CERTIFICATION

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) on the Form 10-KSB/A of The Bralorne Mining Company (the “Company”) for the year ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Rene Bernard, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.     The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

 /s/ “Rene Bernard”

        Rene Bernard

Chief Executive Officer

 President and Director

Date:  June 9, 2004